EXHIBIT 10.11


                             BUTTERFIELD INDUSTRIAL
                 STANDARD COMMERCIAL-INDUSTRIAL TRIPLE NET LEASE
                                BASIC TERMS SHEET

     This Basic Terms Sheet to that certain Butterfield Industrial Standard Commercial-Industrial Triple Net Lease between the parties listed below is for the convenience of the parties in quickly referencing certain of the basic terms of the Lease. It is not intended to serve as a complete summary of the Lease. In the event of any inconsistency between this Basic Terms Sheet and the Lease, the applicable Lease provision shall prevail and control.


Date of Lease (See PARAGRAPH 1):                                  March 1, 2000
-------------

Name of Lessor (See PARAGRAPH 1):                                 Holualoa Butterfield Industrial, L.L.C.,
--------------
                                                                  an Arizona limited liability company

Name of Lessee (See PARAGRAPH 1):                                 PrimeSource Surgical Inc., a Delaware corporation
--------------

Lessee's Telephone Number:
-------------------------

Lessee's Guarantor:                                               None

Address of Premises  (See PARAGRAPH 2):                           3700 East Columbia Drive, Suite 100
                                                                  Tucson, Arizona 85714

Approximate Gross Rentable
Area of Premises  (See PARAGRAPH 12):                             23,173 square feet
----------------

Lessee's Percentage of Insurance,
Real Property Tax and CAM
Amounts (See PARAGRAPH 12):                                       40.5%
-------

Lease Commencement Date (See PARAGRAPH 3.1):                      March 13, 2000
-----------------------

Lease Expiration Date (See PARAGRAPH 3.1):                        February 28, 2005
---------------------

Monthly Base Rent (See PARAGRAPH 4):                              Beginning April 14, 2000 the rent shall be Twelve Thousand Two
-----------------
                                                                  Hundred Eighty One Dollars and Sixty Nine Cents ($12,281.69) per
                                                                  month.  On the first anniversary of the Commencement Date and on each subsequent anniversary thereof during the Term, the then current monthly base rent shall be increased by 3% for the succeeding one year period (or part thereof).

Additional Rent:                                                  1.       Rental Tax (See PARAGRAPH 4.1)
---------------

                                                                  2.       Insurance Amount (See PARAGRAPH 8.10)

                                                                  3.       Real Property Tax Amount (PARAGRAPH 10.1)

                                                                  4.       CAM Amount (See PARAGRAPH 11)


Lessee's Security Deposit (See PARAGRAPH 5):                      $13,823
-------------------------

Lessee's Permitted Use (See PARAGRAPH 6.1):                       Office and warehouse for the sale of medical products and uses
----------------------
                                                                  directly  incidental thereto

Address for Lessor:                                               Holualoa Butterfield Industrial, L.L.C.
------------------
                                                                  c/o Holualoa Arizona, Inc.
                                                                  3573 East Sunrise Drive, Suite 225
                                                                  Tucson, Arizona 85718
                                                                  Attn.:  Mr. Michael Perlman

LESSOR:                                                           LESSEE:
------                                                            ------

Holualoa Butterfield Industrial, L.L.C.,                          PrimeSource Surgical, Inc.,
an Arizona limited liability company                              a Delaware corporation

By:      Holualoa Arizona, Inc.,
         an Arizona corporation                                   By:
                                                                        ----------------------------------------
Its:     Manager
                                                                  Its:
                                                                        ----------------------------------------

         By:                                                      Date:
              ----------------------------------------                  ----------------------------------------

         Its:
              ----------------------------------------

         Date:
              ----------------------------------------


                                                                  Please Initial
                                                                      Lessor   G
                                                                      Lessee   G

                 STANDARD COMMERCIAL-INDUSTRIAL TRIPLE NET LEASE


1. PARTIES. This Lease, dated March , 2000 for reference purposes only, is made by and between Holualoa Butterfield Industrial, L.L.C., an Arizona limited liability company ("Lessor"), and PrimeSource Surgical, Inc. a Delaware corporation ("Lessee").


2. PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all the conditions set forth herein, the premises demised by this Lease, located at 3700 East Columbia Drive, Suite 100, Tucson, Arizona 85714 (the "Premises"), together with a nonexclusive right to use the unreserved parking spaces and common areas (collectively, the "Common Areas"), surrounding the Premises and within the project commonly known as Butterfield Industrial (the "Project"). The location of the Premises and the parameters of the Common Areas and the Project are shown on Exhibit "A" attached hereto. All dimensions and areas quoted herein or in any exhibit attached hereto are approximate and are based on gross rentable area, rather than solely on areas designed for the exclusive use and occupancy of tenants.


3.   TERM.

          3.1 TERM. The term of this Lease shall commence on March 13, 2000 ("Commencement Date") and end on February 28, 2005 (as such date may be extended pursuant to Paragraph 39, the "Expiration Date"), unless sooner terminated pursuant to any provision hereof ("Term").


          3.2 DELAY IN COMMENCEMENT. Notwithstanding the Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the Term hereof, but in such case Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within thirty
(30) days from the Commencement Date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder.


4.   RENT.


          4.1 MONTHLY BASE RENT. Lessee shall pay to Lessor a monthly base rental as follows:



DATES                                                   MONTHLY BASE RENT
-----                                                   -----------------

March 13, 2000 to April 13, 2000                        None

April 14, 2000 to April 30, 2000                        $6,959.62

May 1, 2000 to February 28, 2001                        $12,281.69

March 1, 2001 to February 28, 2002                      $12,650.14

March 1, 2002 to February 28, 2003                      $13,029.64

March 1, 2003 to February 29, 2004                      $13,420.53

March 1, 2004 to February 28, 2005                      $13,823.15


The monthly base rental due hereunder shall be payable to Lessor by the first day of each month (and on April 14, 2000 for the first prorated payment) during the Term at the address stated herein or to such other persons or at such other places as Lessor may designate in writing and shall be paid in lawful money of the United States of America. Lessee further agrees to pay Lessor, in addition to the rent as provided herein, all privilege, sales, excise, rental and other taxes (except income taxes) imposed now or hereinafter imposed by any governmental authority upon the rentals and all other amounts herein provided to be paid by Lessee. Said payment shall be in addition to and accompany each monthly rental payment made by Lessee to Lessor.

The base rental set forth in this PARAGRAPH 4.1 is a negotiated figure and shall govern whether or not the actual gross rentable square footage of the Premises is the same as set forth in PARAGRAPH 12 hereof. Lessee shall have no right to withhold, deduct or offset any amount from the base monthly rental or any other

                                                                  Please Initial
                                                                      Lessor   G
                                                                      Lessee   G
sum due hereunder even if the actual gross rentable square footage of the Premises is less than that set forth in Paragraph 12. Rent for any period during the Term which is for less than one month shall be a pro rata portion of the monthly installment.

          4.2 INTENTIONALLY DELETED.


          4.3 OTHER CHARGES. In addition to monthly base rental, all other charges or amounts required to be paid by Lessee under any provision of this Lease shall be considered additional rent.


5.   SECURITY DEPOSIT.


          5.1 SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof Thirteen Thousand Eight Hundred Twenty Three Dollars ($13,823) as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise is in material default (beyond any applicable grace or cure periods) of any provision of this Lease, Lessor may use, apply, or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum for which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any material loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated, and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the Term and within thirty (30) days after Lessee has vacated the Premises. Any mortgagee of Lessor, purchaser of the Project, or beneficiary of a deed of trust shall be relieved and released from any obligation to return said deposit in the event such mortgagee, beneficiary of deed of trust or purchaser becomes the owner of the Project by reason of foreclosure or trustee's sale (including deed in lieu thereof) or proceeding in lieu of foreclosure or trustee's sale unless said deposit shall have been actually delivered to such mortgagee, beneficiary of deed of trust or purchaser. Such release, however, shall not relieve the person or entity who owned the Project immediately prior to acquisition of title by such mortgagee, beneficiary of deed of trust or purchaser of any obligation he or it may have to return said deposit.


          5.2 INTENTIONALLY DELETED.


6.   USE.


          6.1 PERMITTED USES.


              (a) The Premises are to be used only for office and warehouse purposes for the sale of medical products and uses directly incidental thereto, which shall specifically include a kitchen and lunchroom area ("Permitted Use") and for no other business or purpose whatsoever without the prior written consent of Lessor which shall not be unreasonably conditioned, withheld or delayed. No act shall be done in or about the Premises that is unlawful or that will increase the existing rate of insurance on the Project. In the event of a breach of this covenant, Lessee shall pay to Lessor any and all increases in insurance premiums resulting from such breach upon demand, and Lessor shall have all additional remedies provided for herein to redress such breach. Lessee shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance or other act or thing which disturbs the quiet enjoyment of any other lessee in the Project. If any of Lessee's machines or equipment unreasonably disturb any other lessee in the Project, then Lessee shall provide adequate insulation, or take such other action as may be necessary to eliminate the noise or disturbance. Lessee, at its expense, shall comply with all laws relating to its use and occupancy of the Premises and shall observe such reasonable rules and regulations as may be adopted and made available to Lessee by Lessor from time to time for the safety, care and cleanliness of the Premises or the Project and for the preservation of good order therein.


              (b) Lessee warrants that the operation of its business shall be conducted in strict compliance with all applicable federal, state and local

                                                                  Please Initial
                                                                      Lessor   G
                                                                      Lessee   G
environmental,   safety  and  other  pertinent  laws,  rules,   regulations  and
ordinances, and with respect to Lessee's business operations within the Premises, the Americans with Disabilities Act of 1990 (42 U.S.C. ss. 12101 et. seq.) and the Arizonans with Disabilities Act (collectively, as each may be amended and supplemented from time to time, the "ADA").

          6.2 CONDITION OF PREMISES.


              (a) Lessee acknowledges that, except as specifically set forth in this Lease, neither Lessor nor Lessor's agents has made any representation or warranty as to the condition of the Premises, the suitability of the Premises for the conduct of Lessee's business or as to the square footage of space over which Lessee shall have exclusive use and occupancy and that Lessee and its agents and contractors have been provided with an opportunity to thoroughly inspect and measure the Premises and the Project. As of the date hereof, Lessor has not received any written notice alleging any violation of the ADA for any portion of the Project. The parties hereby agree that: (a) Lessor shall be responsible for compliance with the requirements of the ADA (the "ADA Requirements") in the Common Areas, except as provided below, (b) Lessee shall be responsible for compliance with the ADA Requirements in the Premises, including any leasehold improvements or other work to be performed by Lessee in the Premises under or in connection with this Lease, (c) Lessor may perform, or require that Lessee perform, and Lessee shall be responsible for the cost of any ADA Requirements regarding "path of travel" (as that term is use in the ADA and the rules and regulations implementing the ADA) which are triggered by Lessee's alterations in the Premises, and (d) Lessor may perform, or require Lessee to perform, and Lessee shall be responsible for the cost of, compliance with the ADA in the Common Areas necessitated by Lessee's use of the Premises; provided, however, this clause (d) shall not apply if and so long as the use of the Premises is only for the uses permitted by PARAGRAPH 6.1(a) hereof.


              (b) Notwithstanding the terms of PARAGRAPH 6.2(a) or any other provision contained in this Lease to the contrary, on the Commencement Date, (i) Lessor shall present the Premises to Lessee in a clean condition and (ii) the roof and the HVAC, electrical, plumbing, elevator and life safety systems serving the Premises shall be in good working order. If any of such systems are not in good working order as of the Commencement Date, and if Lessee notifies Lessor of such fact within sixty (60) days after the Commencement Date, Lessor shall, at its sole cost and expense, and not as a Total Common Area Charge, promptly and with reasonable diligence put the same in good working order.


          6.3 HAZARDOUS MATERIALS.


              (a) As used herein,  the term "Hazardous  Material" shall mean any substance or material which is regulated as hazardous or toxic by the municipality in which the Premises are located, the U.S. Environmental Protection Agency, the department of environmental quality or similar government agency of the state or county where the Premises are located.


              (b) Lessee agrees not to introduce any Hazardous Material (with the exception of ordinary cleaning supplies and copying products and other ordinary and necessary office and maintenance supplies used and stored in compliance with all applicable laws) in or on the Premises or in or on the Project without (i) obtaining Lessor's prior written approval, (ii) providing Lessor with prior written notice of the exact amount, nature, and manner of intended use of such Hazardous Materials, and (iii) complying with all applicable federal, state and local laws, rules, regulations, policies and authorities relating to the storage, use, disposal and clean-up of Hazardous Materials, including, but not limited to, the obtaining of all proper permits.


              (c) Lessee shall promptly notify Lessor of any inquiry, test, investigation, or enforcement proceeding by, against or directed at Lessee or, to Lessee's knowledge, the Premises concerning a Hazardous Material. If Lessee fails to reasonably comply with applicable environmental laws regarding any investigation or enforcement proceeding concerning a Hazardous Material at the Premises, then Lessor, as the owner of the Premises, shall have the right, at its election, in its own name, to reasonably negotiate, defend, approve, and appeal, at Lessee's expense, any action taken or order issued with regard to a Hazardous Material by any applicable governmental authority.


              (d) If Lessee's storage, use or disposal of any Hazardous Material in or on the Premises or the Project results in any contamination of the Premises, the Project, the soil, surface or groundwater thereunder or the air

                                                                  Please Initial
                                                                      Lessor   G
                                                                      Lessee   G
above and around the Premises and the Project requiring remediation under federal, state or local statutes, ordinances, regulations or policies, Lessee agrees to promptly clean-up the contamination as required by applicable law. Lessee further agrees to indemnify, defend and hold Lessor harmless from and against any claims, suits, causes of action, costs, damages, loss and reasonable fees, including reasonable attorneys' fees and costs, arising out of or in connection with (i) any clean-up work, inquiry or enforcement proceeding relating to Hazardous Materials hereafter used, stored or disposed of by Lessee or its agents, employees, contractors or invitees on the Premises or the Project, and (ii) the use, storage, disposal or release by Lessee or its agents, employees, contractors or invitees of any Hazardous Materials on the Premises or the Project, except, in either case, to the extent such claims arise out of (1) the negligence or willful misconduct of Lessor, its agents, employees or contractors with respect to the Project (including, without limitation, the Premises), or (2) the negligence or willful misconduct of any third party (other than Lessor's agents, employees or contractors) with respect to the Project (excluding, however, the Premises). Except to the extent Lessee is obligated to indemnify Lessor in the previous sentence, Lessor agrees to indemnify, defend, and hold Lessee harmless from and against any claims, suits, causes of action, costs, damages, loss and reasonable fees, including reasonable attorney's fees and costs, arising out of or in connection with any clean-up work, inquiry or enforcement proceeding relating to Hazardous Materials at the Premises or the Project.


              (e)  Notwithstanding  any other  right of entry  granted to Lessor under this Lease, if Lessor has a reasonable basis to believe or suspect that Lessee has violated an environmental law at the Premises or has violated this PARAGRAPH 6.3, with reasonable advance written notice specifying Lessor's basis for such belief or suspicion, Lessor shall have the right to enter the Premises or to have consultants enter the Premises throughout the Term at reasonable times and with reasonable advance notice for the purpose of determining: (1) whether the Premises are in conformity with federal, state and local statutes, regulations, ordinances and policies, including those pertaining to the environmental condition of the Premises; (2) whether Lessee has complied with this PARAGRAPH 6.3; and (3) the corrective measures, if any, required of Lessee to ensure the safe use, storage and disposal of Hazardous Materials. Lessee agrees to provide reasonable access and reasonable assistance for such inspections. Such inspections may include, but are not limited to, entering the Premises with machinery for the purpose of obtaining laboratory samples. Lessor shall not be limited in the number of such inspections during the Term. If, during such inspections, it is found that Lessee's use of Hazardous Materials constitutes a material breach of this Lease, Lessee shall reimburse Lessor for the cost of such inspections within thirty (30) days of receipt of a written statement therefor. If such consultants reasonably determine that the Premises have been contaminated with Hazardous Material or are in violation of any applicable environmental law and such contamination or violation was caused by Lessee, Lessee shall, in a timely manner, at its expense, remove such Hazardous Material or remedy such violation as required by applicable law. If Lessee fails to do so, Lessor, at its sole discretion, may, in addition to all other remedies available to Lessor under this Lease and at law or in equity, cause the violation and/or contamination to be remedied at Lessee's reasonable sole cost and expense. The right granted to Lessor herein to inspect the Premises shall not create a duty on Lessor's part to inspect the Premises, or liability of Lessor for Lessee's use, storage or disposal of Hazardous Materials. Nothing in this provision shall absolve Lessor of any obligations it may have under any environmental laws with respect to the Premises, the Project or any other tenant at the Project or other third party.

              (f) Lessee shall surrender the Premises to Lessor upon the expiration or earlier termination of this Lease in a condition which complies in all material respects with all governmental statutes, ordinances, regulations and policies, insofar as it pertains to Lessee's operations at the Premises.


              (g) The Parties' obligations under this PARAGRAPH 6.3 and all indemnification obligations of both parties under this Lease shall survive the expiration or earlier termination of this Lease for a period of three years. Notwithstanding the foregoing sentence, Lessee, at its sole cost and expense, may, within ninety (90) days after the expiration or earlier termination of this Lease, deliver to Lessor a Phase I environmental assessment report (the "Report") prepared by an environmental consulting firm reasonably acceptable to Lessor, which shall be based upon an inspection of the Premises occurring no earlier than the date Lessee vacated the Premises. If such Report (including any follow-up reports (such as a Phase II environmental assessment report) recommended by such environmental consulting firm) concludes that there is no evidence of any recognized environmental condition in connection with the Premises which was caused by Lessee, then Lessee's liability under this Lease for any Hazardous Material or violations of environmental laws shall terminate as of the date this Lease expires or terminates, and Lessor shall provide to Lessee a written agreement releasing Lessee from such liability. The Report shall be performed in conformance with the scope and limitations of ASTM Practice E 1527.

                                                                  Please Initial
                                                                      Lessor   G
                                                                      Lessee   G

7.   MAINTENANCE, REPAIRS AND ALTERATIONS.


          7.1 LESSOR'S OBLIGATIONS.


              (a) Subject to the provisions of PARAGRAPH 9 and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's agents, employees or invitees and except for Lessor's right to include certain costs as Total Common Area Charges pursuant to PARAGRAPH 11, Lessor, at Lessor's expense, shall keep in good order, condition, and repair the foundations, exterior walls, and the exterior and structural portions of the Premises, including, without limitation, the roof and the plumbing, fire sprinkler, heating, ventilation, air conditioning ("HVAC"), elevator and electrical systems. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease or its obligations hereunder because of Lessor's failure to keep the Premises in good order, condition, and repair. Notwithstanding any provision to the contrary, Lessee shall give Lessor written notice of the need for repairs which Lessor is obligated to make pursuant to the terms of this Lease, which if not timely performed, materially and detrimentally affect (i) Lessee's ability to conduct its business in the Premises or (ii)
Lessee's ability to use and enjoy the Premises. If, within thirty (30) days after written notice regarding the necessity for such repairs has been given to Lessor, Lessor shall not have commenced such repairs, then Lessee shall be permitted to make reasonable repairs to the Premises. In the event Lessee exercises its rights hereunder, Lessor shall reimburse Lessee the cost thereof within thirty (30) days following Lessor's receipt of a copy of the invoice from the contractor performing such repairs. In the event Lessor fails to reimburse Lessee the cost of such repairs within thirty (30) days following Lessor's receipt of such invoice, then Lessee shall be permitted to withhold from the next installment of monthly base rent an amount equal to the lesser of (i) the cost of such repairs or (ii) twenty-five percent (25%) of the monthly base rent otherwise due and payable for such month. In the event the cost of such repairs is greater than twenty-five percent (25%) of the monthly base rent payable for the month in question, then Lessee shall be permitted to withhold from future installments of monthly base rent an amount equal to twenty-five percent (25%) of the monthly base rent on a monthly basis until such time as the amount withheld equals the cost incurred by Lessee in making such repair. Notwithstanding the two preceding sentences to the contrary, if the remaining Term of this Lease or the term of any extension thereof is insufficient to allow Lessee to recoup all of its costs of such repairs, then on the expiration date of this Lease or on any earlier date this Lease is terminated, Lessor shall pay to Lessee the amount required to allow Lessee to recoup its cost for such repair.


          7.2 LESSEE'S OBLIGATIONS.


              (a) Lessee shall, at its expense throughout the Term, maintain, service, replace, and keep in good repair the plumbing and the interior of the Premises including, without limitation, such items as floors, ceilings, walls, doors, glass, paint, partitions and electrical fixtures, excluding however those items for which Lessor is specifically made responsible under PARAGRAPH 7.1. Lessee shall surrender the Premises upon the expiration of the Term in the same condition as received, ordinary wear and tear excepted. Lessee shall give Lessor prompt written notice of any defects or breakage in the structure, equipment, fixtures, or of any unsafe condition upon or within the Premises.


              (b) Lessor shall have the right to enter into and keep in force during the Term a preventive maintenance contract with a licensed heating and air conditioning contractor providing for the regular inspection and maintenance of the heating, ventilating and air conditioning equipment serving the Premises. If Lessor elects to enter into such a preventive maintenance contract, Lessee shall pay to Lessor, as additional rent hereunder, within sixty (60) days after receiving request therefor from Lessor, all sums charged by such contractor under the preventive maintenance contract. Lessor may elect to enter into such a preventive maintenance contract that covers heating, ventilating and air conditioning equipment serving the Premises as well as additional premises. In such case, Lessee shall only be responsible for those charges under the contract relating to the heating, ventilating and air conditioning equipment serving the Premises.


              (c) On the last day of the Term, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, broom clean, ordinary wear and tear, damage or destruction pursuant to PARAGRAPH 9, and condemnation excepted. Lessee shall repair any damage to the Premises occasioned by the removal of its trade fixtures, furnishings and equipment


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                                                                      Lessor   G
                                                                      Lessee   G
pursuant to PARAGRAPH 7.3, which repair shall include, without limitation, the patching and filling of holes and repair of structural damage to the extent caused by such removal.


          7.3 ALTERATIONS AND ADDITIONS.


              (a) Alterations, improvements, additions, utility installations or removal of any fixtures may not be made to the Premises without the prior written consent of Lessor which consent shall not be unreasonably withheld, conditioned or delayed, nor may any alterations to the "path of travel" (as the term is defined in the ADA and the rules and regulations implementing the ADA), whether within or outside the Premises, be made without Lessor's consent which consent shall not be unreasonably withheld, conditioned or delayed, and any alterations, improvements, additions or utility installations to the Premises, excepting movable furniture and machinery and trade fixtures, shall, at Lessor's option, become part of the realty and belong to Lessor upon the expiration or earlier termination of this Lease. However, the foregoing shall not prevent Lessee from installing trade fixtures, machinery, or other trade equipment in conformance with all applicable ordinances, regulations and laws nor shall Lessor unreasonably withhold its consent to any alteration necessary to bring the Premises or the "path of travel" into compliance with the ADA. Lessee shall keep the Premises, the building in which the Premises are located, and the land on which the Premises are situated free from any liens arising out of any work performed for, material furnished to, or obligations incurred by the Lessee. It is further understood and agreed that under no circumstance is the Lessee to be deemed the agent of the Lessor for any alteration, repair, or construction within the Premises, the same being done at the sole expense of the Lessee. All contractors, materialmen, mechanics, and laborers are hereby charged with notice that they must look only to the Lessee for the payment of any charge for work done at the request of Lessee or Lessee's contractors and materials furnished upon the Premises during the Term at the request of Lessee or Lessee's contractors. Notwithstanding any of the foregoing, Lessee may construct non-structural alterations, additions and improvements ("Minor Alterations") in the Premises with not less than fourteen (14) days prior written notice to Lessor but without Lessor's prior approval or consent, if: (i) the aggregate cost of all such work (whether conducted in one or a series of jobs) during the Term does not exceed Twenty Thousand Dollars ($20,000); (ii) the Minor Alterations do not impact the systems of the Premises or Project such as electrical, heating, air conditioning, water and plumbing; and (iii) the Minor Alterations are not visible from the Common Areas. Lessee shall provide Lessor with "as-built" plans showing the Minor Alterations if such "as-built" plans are required by applicable law or if not so required, to the extent such "as-built" plans were prepared by Lessee. Upon request, Lessor shall advise Lessee in writing whether it reserves the right to require Lessee to remove any alterations from the Premises upon termination of this Lease.


              (b) Upon the expiration or sooner termination of the Term, Lessee shall, upon written demand by Lessor, but only if at the time Lessor consents to such alteration, addition or improvement it expressly conditions such consent on such removal at Lessee's sole expense, with due diligence, remove any alteration, addition or improvement made by Lessee, designated by Lessor to be removed, and repair any damage to the Premises caused by such removal. Lessee shall remove all of its movable property and trade fixtures which can be removed without damage to the Premises at the expiration or earlier termination of this Lease.


              (c) Any and all of Lessee's contractors and/or subcontractors constructing any alterations, improvements, additions, utility installations or removing any fixtures shall sign a "Contractor's Hold Harmless Agreement" substantially in the form attached hereto as EXHIBIT "B", to be provided to Lessor prior to commencement of such work. Contractor(s)/Subcontractor(s) who do not currently have a certificate of insurance on file with Lessor shall provide Lessor with a certificate of insurance in which the commercial general liability coverage shall not be less than $1,000,000, combined single limit, naming Lessor and its member(s), manager(s), and partner(s) as additional insureds.


8.   INSURANCE; INDEMNITY.


          8.1 LESSEE'S LIABILITY INSURANCE. Lessee shall, at Lessee's expense, obtain and keep in force during the Term a policy of commercial general liability insurance written on an occurrence basis insuring Lessee against any liability arising out of the use, occupancy, and maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be primary and not contributing with any insurance maintained by Lessor, shall have a combined single limit of liability of $2,000,000 and shall name Lessor, Holualoa Arizona,

                                                                  Please Initial
                                                                      Lessor   G
                                                                      Lessee   G

Inc., and Lessor's existing and future lenders as additional insureds. The limits of said insurance shall not, however, limit the liability of Lessee hereunder. Said insurance shall include Lessor's Protective Liability coverage and shall also include contractual liability coverage covering all indemnification obligations of Lessee hereunder. If Lessee shall fail to procure and maintain said insurance, Lessor may, but shall not be required to, procure and maintain the same, but at the expense of Lessee.


          8.2 LESSEE'S PROPERTY INSURANCE. Lessee shall, at Lessee's expense, obtain and keep in force during the Term a policy or policies of insurance covering loss or damage to Lessee's personal property, merchandise, stock in trade, fixtures and equipment located on the Premises from time to time, and to all alterations, improvements, additions and utility installations made to the Premises by Lessee, in the amount of the full replacement value thereof, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (special form).


          8.3 LESSOR'S LIABILITY INSURANCE. Lessor shall obtain and keep in force during the Term a policy of commercial general liability insurance written on an occurrence basis insuring Lessor against any liability arising out of the ownership, use, occupancy, or maintenance of the Project, including the Common Areas. Such insurance shall have a combined single limit of liability of at least $2,000,000.


          8.4 LESSOR'S PROPERTY INSURANCE. Lessor shall obtain and keep in force during the Term a policy or policies of insurance covering loss or damage to the Project, in the amount of the full replacement value thereof, exclusive of footings and foundations, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (special form). Lessee understands and agrees that the insurance described in this PARAGRAPH 8.4 will not cover Lessee's personal property, merchandise, stock in trade, trade fixtures and equipment.


          8.5 OTHER INSURANCE. Lessor may, at its option, obtain and keep in force during the Term: (i) a policy of business interruption insurance in an amount sufficient to cover any loss of income from the Project for a period of twelve (12) months; and (ii) a policy of flood insurance in an amount and upon such other terms as are acceptable to Lessor.


          8.6 INSURANCE POLICIES. Insurance required hereunder shall be in companies rated "A-XII" or better by A. M. Best Co., in Best's Key guide. On or prior to the Commencement Date, Lessee shall deliver to Lessor copies of policies of liability insurance required under PARAGRAPH 8.1 and policies of casualty insurance required by PARAGRAPH 8.2 or certificates evidencing the existence and amounts of such insurance, and in the case of the liability insurance policy indicating that the parties designated in PARAGRAPH 8.1 have been named additional insureds thereunder. All such policies and certificates of insurance shall be on forms reasonably acceptable to Lessor and shall state explicitly that such insurance shall not be cancellable or subject to reduction of coverage or other modification except upon at least thirty (30) day's advance written notice by the insurer to Lessor. Lessee shall furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in PARAGRAPHS 8.2, 8.3, 8.4 and 8.5. Either party may provide any required insurance under a so-called blanket policy or policies covering other parties and locations and may maintain the required coverage by a so-called umbrella policy or policies, so long as the required coverage is not thereby diminished.


          8.7 WAIVER OF SUBROGATION. Lessee and Lessor each hereby waives any and all rights of recovery against the other, or against the officers, partners, employees, agents, and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control, where such loss or damage is insured against and actually covered under any property insurance policy in force at the time of such loss or damage, but such waiver extends only to the extent of the actual insurance coverage. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.


          8.8 INDEMNITY. Lessee shall indemnify, defend and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work, or things done, permitted, or suffered by Lessee in or about the Premises or elsewhere, and shall further indemnify, defend and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any

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                                                                      Lessor   G
                                                                      Lessee   G
obligation on Lessee's part to be performed under the terms of this Lease or arising from any negligence of the Lessee, or any of the Lessee's agents, contractors or employees, and from and against all costs, attorneys' fees, expenses, and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; provided, however, Lessee shall not indemnify, defend or hold harmless Lessor from and against any claim, liability, expense, lawsuit, cost, loss or other damage, including reasonable attorneys' fees, which arise from or are caused by or in anyway connected to the gross negligence or willful misconduct of Lessor, its employees, agents, contractors, guests or invitees. Subject to PARAGRAPH 8.9(a) below, Lessor shall indemnify, defend, and hold harmless Lessee from and against any and all claims arising from Lessor's use of or entry onto the Premises, or the conduct of Lessor's business or from any activity, work, or things done, permitted or suffered by Lessor in or about the Common Areas of Project, and shall further indemnify, defend and hold harmless Lessee from and against any and all claims arising from any breach or default in the performance of any obligation on Lessor's part to be performed under the terms of this Lease or arising from any gross negligence or willful misconduct of Lessor, or any of Lessor's agents, contractors, or employees and from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; provided, however, Lessor shall not indemnify, defend or hold harmless Lessee from and against any claim, liability, expense, lawsuit, cost, loss or other damage, including reasonable attorneys' fees, which arise from or are caused by or in anyway connected to the negligence or willful misconduct of Lessee, its employees, tenants, agents, guests or invitees.


          8.9 EXEMPTION OF LESSOR FROM LIABILITY.


              (a) Lessee hereby agrees that Lessor and its agents shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise, or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction, or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning, light fixtures or from any other cause whether said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, if any, of the building in which the Premises are located.


              (b) No individual partners, shareholders, directors, officers, employees or agents of Lessor or individual, member of a joint venture, tenancy in common, firm or partnership, general or limited, which may be the Lessor or any successor in interest, shall be subject to personal liability with respect to any of the covenants or conditions of this Lease. Lessee will not seek recourse against the individual partners, shareholders, directors, officers, employees or agents of Lessor or an individual, member of a joint venture, tenancy in common, firm or partnership, general or limited, which may be the Lessor or any successor in interest or any of their personal assets for such satisfaction. It is mutually agreed that this clause is and shall be considered an integral part of this Lease.


          8.10 LESSEE'S PROPORTIONATE SHARE OF INSURANCE PREMIUMS. Lessee shall pay during the Term, as additional rent and in addition to all other charges due hereunder, Lessee's proportionate share (calculated in the manner described in PARAGRAPH 12) of the premiums for the insurance required or permitted to be carried by Lessor hereunder (the "Insurance Amount"), whether the Insurance Amount shall be the result of the nature of Lessee's occupancy, any act or omission of Lessee, requirements of the holder of a mortgage or deed of trust covering the Premises, increased valuation of the Premises or the Project, or otherwise. Lessee shall pay Lessor in advance its monthly estimated share of the Insurance Amount together with all applicable rental taxes due thereon, within ten (10) days after receipt of an invoice from Lessor setting forth Lessor's estimate of such amount. Within ninety (90) days following the end of each calendar year during the Term, or as soon thereafter as is reasonably possible, Lessor shall furnish Lessee with a statement of all of Lessor's insurance costs for the Project for the previous calendar year indicating the computation of Lessee's proportionate share of such costs for such calendar year and the payments made by Lessee during such calendar year. If Lessee's aggregate estimated monthly payments actually paid to Lessor for the calendar year are greater than Lessee's proportionate share of all of Lessor's insurance costs for the Project for such calendar year, Lessor, at Lessee's election, shall promptly pay the excess to Lessee or shall apply the excess to any past due amounts owing from Lessee to Lessor; if the payments made are less than Lessee's proportionate share, Lessee shall pay the difference to Lessor within ten (10) days of its receipt of such statement.

                                                                  Please Initial
                                                                      Lessor   G
                                                                      Lessee   G

9.   DAMAGE OR DESTRUCTION.


          9.1 RECONSTRUCTION OF PREMISES. If during the Term all or any portion of the Premises should be destroyed by fire or other casualty, this Lease shall continue thereafter in full force and effect, except as hereinafter provided, and the Lessor shall cause the reconstruction of the Premises within the one twenty (120) days following such destruction to substantially the same condition in which it existed at the time immediately preceding such destruction. Lessee's obligation to pay rental to Lessor hereunder shall abate from the date of such destruction until completion of such reconstruction and the Term hereof shall be automatically extended for a period of time equivalent to that during which rent is abated as aforesaid. Should the Premises be partially damaged or destroyed, rent shall be abated in the same proportion as the destruction affects Lessee's ability to occupy and use the Premises for its intended purposes. Notwithstanding the foregoing, Lessor shall have thirty (30) days following the partial or total destruction of the Premises to elect in writing not to commence reconstruction, repair or replacement of the Premises. In the event of such an election by Lessor, this Lease shall be deemed terminated and of no further force or effect. Notwithstanding the foregoing, if within twenty (20) days following any damage or destruction of the Premises, Lessee reasonably determines that reconstruction of the Premises shall take longer than one hundred twenty (120) days from the date of such damage or destruction, then Lessee shall have the right to terminate this Lease with ten (10) days prior written notice to Lessor.


          9.2 FORCE MAJEURE. If Lessor is bona fide delayed or hindered in or prevented from the performance of any term, covenant or act required in PARAGRAPH 9.1 by reason of strikes, labor troubles, inability to procure materials or services, power failure, sabotage, rebellion, war, act of God, or other reason of a like nature, any of which must be beyond the reasonable control of Lessor, financial inability excepted, then the performance of that term, covenant or act is excused for the period of the delay and the reconstruction period shall be deemed correspondingly extended.


          9.3 ABATEMENT SOLE REMEDY. Except for abatement of rent or the right of Lessee to terminate this Lease, each as provided in PARAGRAPH 9.1(a) above, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration of the Premises.


          9.4 NOTICE OF LOSS OR DAMAGE. Lessee shall give immediate telephonic notice to Lessor in cases of fire, casualty or accident in the Premises or in the building of which the Premises are a part and shall thereafter promptly confirm such notice in writing.


          9.5 WAIVER. Lessee expressly waives the benefit of A.R.S. ss. 33-343 or any other statute now or hereafter in effect which would otherwise afford
Lessee the right to terminate this Lease or its obligations hereunder due to damage to or destruction of the Premises or the Project and agrees that the terms of this Lease shall govern the effect of any damage to or destruction thereof.


10.  REAL PROPERTY TAXES.


          10.1 PAYMENT OF LESSEE'S PROPORTIONATE SHARE OF TAXES. Lessor shall pay all real property taxes applicable to the Premises; provided, however, that Lessee shall pay, as additional rent hereunder and in addition to all other charges due hereunder, Lessee's proportionate share (as defined in PARAGRAPH 12) of real property taxes applicable to the Project (the "Real Property Tax Amount"). Lessee shall pay Lessor in advance its monthly estimated share of the Real Property Tax Amount, together with all applicable rental taxes due thereon, within ten (10) days after receipt of an invoice from Lessor setting forth Lessor's estimate of such amount. Within ninety (90) days following the end of each calendar year during the Term or as soon thereafter as is reasonably possible, Lessor shall furnish Lessee with a statement of all real property taxes relating to the Project for the previous calendar year indicating the computation of Lessee's proportionate share of such real property taxes for such calendar year and the payments made by Lessee during such calendar year. If Lessee's aggregate estimated monthly payments actually paid to Lessor for the calendar year are greater than Lessee's proportionate share of all real property taxes relating to the Project for such calendar year, Lessor, at Lessee's option, shall promptly pay the excess to Lessee or shall apply the excess to any past due amounts owing from Lessee to Lessor; if the payments made are less than Lessee's proportionate share, Lessee shall pay the difference to Lessor within ten (10) days of its receipt of such statement. If the Term does not commence or

                                                                  Please Initial
                                                                      Lessor   G
                                                                      Lessee   G
expire concurrently with the commencement or expiration of the tax year, Lessee's liability for real property taxes for the such partial year shall be prorated on an annual basis.


          10.2 DEFINITION OF "REAL PROPERTY TAX". As used herein, the term "real property tax" shall include any form of assessment, fee, levy, penalty or tax imposed by any authority having the direct or indirect power to tax or assess, including any city, county, state, or federal government, any school, agricultural, lighting, drainage, or other improvement district thereof, or any private owners association created by covenants, conditions and restrictions binding on the Premises, as against any legal or equitable interest of Lessor in the Premises, the Project and the real property of which the Premises and the Project are a part, or as against Lessor's business of leasing space in the Project. The term "real property tax" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring during the Term, including, but not limited to, a change in the ownership of the Project. Notwithstanding the foregoing, "real property tax" shall not include: (i) all excess profits taxes, franchise taxes, succession taxes, estate taxes, capital stock taxes, inheritance taxes, gift taxes, federal and state income taxes or any other taxes imposed upon or measured by Lessor's gross income or profits unless the same is specifically imposed in lieu of real estate taxes or ad valorem taxes, (ii) any items included in the CAM Amount (as defined below); (iii) taxes on those items specifically excluded from the CAM Amount; (iv) penalties for late payments; and (v) transfer taxes imposed upon any transfer of the Project or any interest therein. Tax refunds shall be deductible from "real property taxes" in the calendar year they are received by Lessor.


          10.3 PERSONAL PROPERTY TAXES.


              (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment, and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment, and all other personal property to be assessed and billed separately from the real property of Lessor.


              (b) If any of Lessee's  personal  property  shall be assessed  and billed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.


11. COMMON AREA CHARGES. In addition to the rental and other charges herein provided to be paid by Lessee to Lessor, Lessee shall pay to Lessor, as additional rent and as Lessee's share of the cost of maintaining, operating, repairing and managing the Project, Lessee's proportionate share (as defined in PARAGRAPH 12) of the Total Common Area Charges (as hereinafter defined) for any calendar year during the Term (the "CAM Amount"). Lessee shall pay Lessor in advance its monthly estimated proportionate share (as described in PARAGRAPH 12) of the Total Common Area Charges, together with all applicable rental taxes due thereon, within ten
     (10) days after receipt of an invoice from Lessor setting forth Lessor's reasonable estimate of such amount. Within ninety (90) days following the end of each calendar year during the Term or as soon thereafter as is reasonably possible, Lessor shall furnish Lessee with a statement of all actual Total Common Area Charges for the Project for the previous calendar year indicating the computation of Lessee's proportionate share of the Total Common Area Charges for such calendar year and the payments made by Lessee during such calendar year. If Lessee's aggregate estimated monthly payments actually paid to Lessor for the calendar year are greater than Lessee's proportionate share of the Total Common Area Charges for such calendar year, Lessor shall, at Lessee's option, promptly pay the excess to Lessee or shall apply the excess to any past due amounts owing from Lessee to Lessor; if the payments made are less than Lessee's proportionate share, Lessee shall pay the difference to Lessor within ten (10) days of its receipt of such statement. Total Common Area Charges shall consist of all costs and expenses of every type associated with the management, repair, and maintenance of the Common Areas including, without limitation, costs and expenses for the following: gardening and landscaping; utilities, water and sewer charges; premiums for liability, property damage and casualty insurance and workman's compensation insurance; all personal property taxes levied on or attributable to personal property used in connection with the Common Areas; straight line depreciation on personal property owned by Lessor which is consumed in the operation or maintenance of the Common
     Areas; rental or lease payments paid by Lessor for rented or leased personal property used in the operation or maintenance of Common Areas; fees for required licenses and permits; refuse disposal charges; repairing, resurfacing, repaving, maintaining, painting, lighting, cleaning, refuse removal, security and similar items; exterior painting of the Project; fees

                                                                  Please Initial
                                                                      Lessor   G
                                                                      Lessee   G
     paid to property managers which fee shall not exceed rates paid to comparable property managers by other landlords to manage comparable properties in the Tucson, Arizona area (including, without limitation, an amount equal to the fair rental value of any on-site manager's office); amortization of capital expenses, including financing costs at then market rates if (i) required by a governmental entity for energy conservation, life safety, ADA or environmental purposes, or (ii) such capital expenses reduce Total Common Area Charges; compensation (including employment taxes) of all persons who perform duties connected with the operation, maintenance, or repair of the Project, but only to the extent of the time performed working on the Project; repair and maintenance of exterior roofs; and reserves for roof replacement, including the repair and replacement of the coating, membrane, and decking of the roof, but excluding any costs incurred in connection with any repairs or improvements with the roof structure. Said Total Common Area Charges shall further include all charges for utilities supplied to the Premises and to other tenants of the Project which are not separately metered, all charges for regular preventive maintenance service of mechanical equipment including, without limitation, heating, ventilating and air conditioning equipment, which serves the Common Areas, the cost of lighting, maintenance and repair of the Project identification signs, all charges for repair and maintenance of mechanical equipment, including, without limitation, heating, ventilating and air conditioning equipment which is attributable to the Project, and the cost of repairing and maintaining the plumbing, electrical and other off-Premises facilities serving the Premises or the Project. The Total Common Area Charges that vary with occupancy and that are attributable to any part of the Term in which less than ninety-five percent (95%) of the rentable area of the Project is occupied by tenants will be adjusted by Lessor to the amount that Lessor reasonably believes they would have been if ninety-five percent (95%) of the rentable area of the Project had been so occupied. Notwithstanding any provision to the contrary contained in this Lease, during the initial Term of this Lease (excluding however any Extension Term), that portion of the CAM Amount that is within the reasonable control of Lessor (the "Controllable CAM Amount") for a calendar year shall not increase by more than seven and seventy seven hundredths percent (7.77%) over the Controllable CAM Amount for the previous calendar year during the years 2000, 2001, and 2002 and shall not increase by more than ten percent (10%) over the Controllable CAM Amount for the previous calendar year during the years 2003, 2004 and January and February of the year 2005.


Notwithstanding the foregoing, the CAM Amount shall not include:

              (a) any leasing or brokerage commissions;

              (b) expenses which relate to preparation of rental space for a tenant;

              (c) legal fees and disbursements relating to other tenants;

              (d) costs of repair to the extent actually reimbursed by payment received by Lessor of insurance proceeds;

              (e) interest and principal upon loans to Lessor or secured by mortgages or deeds of trust covering the Project or a portion thereof;

              (f) salaries of executive officers of Lessor;

              (g) depreciation claimed by Lessor for tax purposes;

              (h) the costs of any service provided to any other tenant or occupant of the Project which either (1) is not supplied or furnished to Lessee or (2) is supplied or furnished to Lessee pursuant to the terms of this Lease for a separate or additional charge;

              (i) payments made to Lessor or a company or other entity affiliated with Lessor for goods and services to the extent that such payments exceed the amounts that would have been paid to independent third parties for goods and services of like kind in connection with the repair, cleaning, maintenance and security of the Project;

              (j) the costs of any addition to the Project;

              (k) the costs of any sale, financing, or refinancing of the Project;

              (l) fines or penalties incurred due to a violation by Lessor of any governmental law, rule or regulation or due to the gross negligence of Lessor or any of its agents, representatives;

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              (m) capital costs incurred by Lessor to comply with any government laws, rules and regulations, unless such capital costs arise from Lessee's particular use of the Premises or are Lessee's responsibility pursuant to PARAGRAPH 6.2(a) or unless such capital costs are specifically included in this PARAGRAPH 11;

              (n) except as expressly permitted above in this PARAGRAPH 11, costs for off-site management and overhead;

              (o) costs which are covered by and reimbursable under any contractor, manufacturer or supplier warranty of service contracts;

              (p) except for reserves for the repair and maintenance of the roof as expressly permitted above in this PARAGRAPH 11, reserves of any kind, including, but not limited to, replacement reserves, reserves for bad debts or lost rent or any similar charge not involving the payment of money to third parties;

              (q) any tax or assessment expense: (1) in excess of the amount which would be payable if such tax or assessment expense (including carrying costs) were paid in installments over the longest permitted term without becoming delinquent; (2) imposed on land and improvements other than the Project; (3) occasioned by Lessor's failure to pay timely or perform any obligation of Lessor except to the extent such delay is attributable to Lessee; or (4) consisting of a tax or assessment for the investigation, remediation or removal of any Hazardous Material attributable to another tenant of the Project and/or existing prior to Lessee taking possession of the Premises;

              (r) the costs, including, without limitation, of repairs, maintenance, improvements, replacements, premiums, claims, losses, fees, commissions, charges, disbursements, attorneys' fees, experts' fees, costs and expenses (collectively, the "Costs"): (1) occasioned by fire or other casualty, or by the exercise of the power of eminent domain, but only to the extent covered and paid for by insurance or condemnation proceeds; (2) for which Lessor is actually reimbursed from other tenants of the Project; or Costs which Lessee pays directly to a third person; (3) incurred in connection with any tenant improvement, alteration or redecorating of space leased or held for lease in the Project; (4) to the extent arising from the materially disproportionate use of any utility or service supplied by Lessor to any other occupant of the Project or associated with separately metered utilities to another occupant of the Premises or with utilities and services to another occupant of the Project of a type not provided to Lessee; (5) arising from any remediation of any Hazardous Material in the Projet which is required to be remediated under applicable law;
(6) arising from the abatement of asbestos containing material in the Project; and (7) of any mortgage or debt secured by the Project, including, without limitation, interest, principal, charges and fees, and any rent under ground leases;

              (s) costs of advertising and public relations and promotions associated with the promotion or leasing of the Project and costs of signs in or on the Project identifying the owners of the Project or any tenant of the Project;

              (t) costs incurred in connection with disputes with tenants, other occupants, or prospective tenants, or costs and expenses incurred in connection with negotiations or disputes with employees, management agents, leasing agents, purchasers or mortgagees of the Project;

              (u) costs of repairing, replacing or otherwise correcting defects (including latent defects) in or inadequacies of (excluding, however, the costs of ordinary and customary maintenance and repair) the initial design or construction of the Project or the costs of repairing, replacing or correcting defects in the initial design or construction of any tenant improvements originally constructed by Lessor ;

              (v) increased insurance premiums caused by Lessor's or any other tenant's hazardous acts;

              (w) costs of overtime HVAC service provided to any other tenant of the Project and, to the extent Lessor has billed Lessee directly for such costs separate from the CAM Amount, to Lessee;

              (x) fees for management of the Project in excess of the management fees provided for hereinabove;

              (y) the cost of any judgment, settlement, or arbitration award resulting from any liability of Lessor;


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              (z) the cost of providing  any service  customarily  provided by a managing agent and the cost of which is customarily included in management fees (e.g., bookkeeping and accounting costs);

              (aa) the cost of any separate electrical meter cost or any survey Lessor may provide to any other tenant in the Project;

              (bb) costs relating to withdrawal liability or unfunded pension liability under the Multi-Employer Pension Plan Act or similar law;

              (cc) amounts payable pursuant to any operating agreement or reciprocal easement agreement (excluding, however, any amounts or assessments payable pursuant to the covenants, conditions and restrictions (as may be amended or supplemented) of Butterfield Business Center which currently affects the Project);

              (dd)  any  costs   arising  from  any   charitable   or  political
contributions;

              (ee)  the  entertainment  and  travel  expenses  of  Lessor,   its
employees, agents, officers, directors, partners and affiliates;

              (ff) any costs, fees, dues, contributions or similar expenses for industry associations or similar organizations in which the Project is a member; and

              (gg) any cost expressly excluded from the CAM Amount elsewhere in this Lease.


12. PROPORTIONATE SHARE. For purposes of PARAGRAPHS 8.10 and 10.1 and PARAGRAPHS 11 and 13, Lessee's proportionate share to be used to calculate the Insurance Amount, the Real Property Tax Amount, the CAM Amount and Lessee's responsibility for any utilities supplied to the Premises which are not separately metered shall be a fraction, the numerator of which is the total first floor gross rentable square footage of the Premises, and the denominator of which is the total first floor gross rentable square footage of the entire Project, from time to time. The parties agree that as of the Commencement Date, Lessee's proportionate share will be 40.5 percent, which figure is derived by dividing 23,173 square feet by 57,263 square feet. Lessee's proportionate share as of the Commencement Date, as described above, is a negotiated figure and shall govern whether or not the actual rentable square footage of the Premises and/or the entire Project as of the Commencement Date is the same as that described above.


13.  UTILITIES; UTILITIES DEREGULATION.


          13.1 UTILITIES. For any utility which is separately metered, Lessee shall pay for all water, gas, heat, light, power, telephone, and other utilities and services supplied to the Premises, together with any taxes thereon. If any utility supplied to the Premises is not separately metered, Lessee shall pay its proportionate share of the cost thereof as Total Common Area Charges.


          13.2 LESSOR CONTROLS SELECTION. If permitted by law, Lessor shall have the right at any time and from time to time during the Term to contract for service from a company or companies providing electricity service different from the utility company currently providing electricity service to the Project (each such different company shall hereinafter be referred to as an "Alternate Service Provider").


          13.3 LESSEE SHALL GIVE LESSOR ACCESS. Lessee shall cooperate with Lessor, the utility company currently providing electricity to the Project (the "Electric Service Provider"), and any Alternate Service Provider at all times and, as reasonably necessary, shall allow Lessor, Electric Service Provider and any Alternate Service Provider reasonable access to the Project's electric lines, feeders, risers, wiring and any other machinery within the Premises.


          13.4 LESSOR NOT RESPONSIBLE FOR INTERRUPTION OF SERVICE. Lessor shall in no way be liable or responsible for any loss, damage, or expense that Lessee may sustain or incur by reason of any change, failure, interference, disruption, or defect in the supply or character of the electric energy furnished to the Premises, or if the quantity or character of electric energy supplied by the Electric Service Provider or any Alternate Service Provider is no longer

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available or suitable for Lessee's  requirements,  and no such change,  failure,
defect,   unavailability,   or  unsuitability  shall  constitute  an  actual  or
constructive eviction in whole or in part, or entitle Lessee to any abatement or diminution of rent or additional rent, or relieve Lessee from any obligations under the Lease.


14.  ASSIGNMENT AND SUBLETTING.


          14.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law, assign, transfer, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without Lessor's prior written consent which shall not be unreasonably withheld, conditioned or delayed. Lessee shall not mortgage or hypothecate Lessee's leasehold interest in the Premises or any part thereof without Lessor's prior written consent. Any attempted assignment, transfer, mortgage, encumbrance, or subletting without such consent shall be void, and shall constitute a breach of this Lease. Notwithstanding the foregoing, Lessee shall not voluntarily or by operation of law, assign, transfer, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises during any Extension Term (as defined below).


          14.2 NO RELEASE OF LESSEE. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder, and no assignment shall be effective unless and until the assignee executes a written instrument, in form acceptable to Lessor, assuming all of Lessee's obligations under this Lease. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.


          14.3 PROFITS ON ASSIGNMENT OR SUBLEASE. Without affecting any of its other obligations under this Lease, Lessee shall pay to Lessor one-half of sums or other economic consideration received by Lessee ("Transfer Premium") as a result of (1) subletting any or all of the space covered by this Lease, and/or
(2) assignment of this Lease. This amount shall be in addition to any rent due under this Lease, and shall apply to all amounts received by the Lessee whether or not described as payments of "rent." The following expenses incurred by Lessee shall be deducted from the Transfer Premium: (1) any changes, alterations and improvements to the Premises in connection with the permitted assignment or subletting, (2) any space planning, architectural or design fees or expenses incurred in connection with such permitted assignment or subletting, (3) any reasonable improvement allowance provided to the transferee, (4) any reasonable brokerage commissions incurred by Lessee in connection with such permitted assignment or subletting, (5) any reasonable attorneys' fees incurred by Lessee in connection with such permitted assignment or subletting, (6) any lease takeover costs incurred by Lessee in connection with such permitted assignment or subletting, (7) any reasonable out of pocket costs of advertising the space which is the subject of such permitted assignment or subletting, (8) any reasonable allowance for actual moving expenses provided to the transferee, and
(9) any other costs reasonably incurred by Lessee in connection with such permitted assignment or subletting.


15.  DEFAULTS; REMEDIES.


          15.1 DEFAULTS. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:


              (a) The vacating or abandonment of the Premises by Lessee unless Lessee continues to pay rent and perform all its obligations under this Lease.


              (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder within ten (10) days after receipt of written notice of such failure; provided, however, Lessor shall not be required to give such notice more than two (2) times within any calendar year of the failure to pay when due and thereafter any such failure shall be a material default and breach if not paid on or before the fifth (5th) day of the date such payment was due.


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              (c) The  failure  by  Lessee  to  observe  or  perform  any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in Subsection (b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, if the nature of Lessee's obligation is such that more than thirty (30) days are required for performance, then Lessee shall not be in default if Lessee commences performance within such 30-day period and thereafter diligently prosecutes the same to completion.


              (d) (i) The making by Lessee of any general assignment or general arrangement for the benefit of creditors; (ii) the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty
(60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution, or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days.


              (e) The chronic delinquency by Lessee in the payment of monthly rental, or any other periodic payment required to be paid by Lessee under this Lease. "Chronic delinquency" shall mean failure by Lessee to pay monthly rental, or any other periodic payment required to be paid by Lessee under this Lease, within ten (10) days within the time period as described in PARAGRAPH 15.1(b) above, for any three (3) months (consecutive or nonconsecutive) during any twelve (12) month period. In the event of the chronic delinquency, at Lessor's option, Lessor shall have the additional right to require that monthly rental be paid by Lessee quarterly, in advance, for the remainder of the Term.


              (f) Any guarantor of this Lease revokes or otherwise terminates, or purports to revoke or otherwise terminate (by operation of law or otherwise), any guaranty of all or any portion of Lessee's obligations under this Lease.


          15.2 REMEDIES. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any other right or remedy which Lessor may have by reason of such default or breach:


              (a) Terminate this Lease by any lawful means, in which case Lessee shall surrender possession of the Premises to Lessor. In such event, Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid; the "worth at the time of award" established by the court having jurisdiction thereof of the amount by which the unpaid rent and other charges due for the balance of the Term after the time of Lessee's default exceeds the amount of such rental loss for the same period that Lessee proves by evidence could have been reasonably avoided; and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of 10% per annum; provided, however, if Lessee has failed to make timely payments of rent or other sums due under this Lease more than three (3) times in any calendar year, then on the next unpaid installment and all subsequent unpaid installments during the Term of this Lease, the rate of interest on such unpaid installment shall be fifteen percent (15%) per annum. For purposes of this PARAGRAPH 15.2(a), "worth at the time of award" of the amount referred to above shall be computed by discounting each amount by a rate equal to the prime rate (or its equivalent) of Bank One, Arizona (or any successor institution) at the time of the award, but in no event more than an annual rate of ten percent (10%).


              (b) Re-enter the Premises, without terminating this Lease, and remove any property from the Premises, in which case Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent and all other amounts due hereunder as they become due. No re-entry or taking possession of the Premises by Lessor pursuant to this PARAGRAPH 15.2 or other action on Lessor's part shall be construed as an election to terminate the Lease unless a written notice of such intention is given to Lessee or unless the termination thereof is decreed by a court of competent jurisdiction. Lessor's election not to terminate this Lease pursuant to this PARAGRAPH 15.2(b) or pursuant to any other provision of this Lease shall

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not  preclude  Lessor  from  subsequently  electing to  terminate  this Lease or pursuing any of its other remedies.


              (c) Maintain Lessee's right to possession, in which case this Lease shall continue in effect, whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent and all other amounts due hereunder as they become due.


              (d) Pursue any other or additional remedy now or hereafter available to Lessor under the laws or judicial decisions of the State of Arizona, including, without limitation, the imposition of a landlord's lien against any property located within the Premises.


   The remedies set forth herein shall be deemed cumulative and not exclusive.

          15.3 DEFAULT BY LESSOR. Lessor shall not be deemed in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing specifying wherein Lessor has failed to perform such obligations; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance, then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion. If Lessor does not perform, Lessor's mortgagee may perform in Lessor's place and Lessee must accept such performance. In no event shall Lessee have the right to terminate this Lease as a result of Lessor's default, and Lessee's remedies shall be limited to damages and/or an injunction.


          15.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee on or before the date when due, Lessee shall pay to Lessor a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.


16. CONDEMNATION. If less than twenty percent (20%) of the gross rentable floor area of the Premises is taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation") and Lessee's business is not otherwise materially and adversely harmed, this Lease shall terminate as to the part so taken as of the date one (1) day prior to the earlier of the date when the condemning authority takes title or possession and the rent shall be reduced in the proportion that the gross rentable floor area taken bears to the total gross rentable floor area of the original Premises. If twenty percent (20%) or more of the floor area of the Premises is taken by condemnation, either Lessor or Lessee may terminate this Lease by providing the other with written notice thereof within ten (10) days following the date when the condemning authority takes title or possession, whichever first occurs. If neither Lessor or Lessee elects to terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the gross rentable floor area taken bears to the total gross rentable floor area of the original Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss or damage to Lessee's trade fixtures and removable property or for the interruption of or damage to Lessee's business (excluding, however, any award specifically identified as the value of the leasehold interest created by this Lease). In the event that this Lease is not terminated by reason of such condemnation, Lessor shall, to the extent of severance damages actually received by Lessor in

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                                                                      Lessor   G
                                                                      Lessee   G
     connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority.


17.  GENERAL PROVISIONS.


          17.1 ESTOPPEL CERTIFICATE.


              (a) Lessee shall at any time upon not less than twenty (20) days prior written notice from Lessor execute, acknowledge and deliver to Lessor a written estoppel certificate or a three-party agreement among Lessor, Lessee and Lessor's mortgagee or beneficiary of a deed of trust (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any; (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed; (iii) setting forth such other statements with respect to this Lease as may be reasonably requested by Lessor or Lessor's mortgagee or beneficiary of a deed of trust; and (iv) agreeing to such notice provisions and other matters as such mortgagee or beneficiary of a deed of trust may reasonably require in connection with Lessor's financing. Any such estoppel certificate or three-party agreement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Project.


              (b) Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance.


              (c) If Lessor desires to finance or refinance the Project, or any part thereof, Lessee hereby agrees to deliver to any lender designated by Lessor such financial statements of Lessee as may be reasonably required by such lender. Such statements shall include the past three years' financial statements of Lessee. All such financial statements shall be received by Lessor in confidence and shall be used only for the purposes herein set forth.


          17.2 LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a lessee's interest in a ground lease of the Premises. In the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.


          17.3 SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.


          17.4 INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the rate of 15% per annum from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease.


          17.5 TIME OF ESSENCE. Time is of the essence.


          17.6 CAPTIONS. Section and paragraph captions are not a part hereof.


          17.7  INCORPORATION  OF  PRIOR  AGREEMENTS;   AMENDMENTS.  This  Lease
contains all  agreements  of the parties  with  respect to any matter  mentioned

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                                                                      Lessor   G
                                                                      Lessee   G
herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.


          17.8 NOTICES AND PAYMENTS. All notices and demands which may be required or permitted to be given to either party hereunder shall be in writing, and all such notices and demands hereunder shall be sent by Federal Express (or other reputable courier service), certified United States mail, return receipt requested, postage prepaid, or hand delivered including by reputable overnight carrier to the addresses set out below or to such other person or place as each party may from time to time designate in a notice to the other. All payments due hereunder shall be sent by first class United States mail, postage prepaid or hand delivered to the address of the Lessor set out below or to such other person or place as Lessor may from time to time designate in a notice to Lessee. Notices and payments shall be deemed given and made upon actual receipt.


                If to Lessor:      Holualoa Butterfield Industrial, L.L.C.
                                   c/o Holualoa Arizona, Inc.
                                   3573 East Sunrise Drive, Suite 225
                                   Tucson, Arizona  85718
                                   Attn.:  Mr. Michael Perlman

                With Copies of Notices
                and Demands to:    Golden American Life Insurance Company
                                   c/o ING Investment Management
                                   5780 Powers Ferry Road N.W. Suite 300
                                   Atlanta, Georgia 30327-4346

                            AND

                                   Nyemaster, Goode, McLaughlin, Voigts, West,
                                    Hansell & O'Brien, P.C.
                                   1900 Hub Tower
                                   699 Walnut Street
                                   Des Moines, Iowa 50309

                            AND

                                   Holualoa Butterfield Industrial, L.L.C.
                                   c/o Holualoa Arizona, Inc.
                                   75-5706 Hanama Place, Suite 104
                                   Kailua-Kona, Hawaii 96740
                                   Attn: Ms. Lynn Taube

                    If to Lessee:  At the street address of the Premises
                                   Attn.:  Mr. Michael Bayley

                With Copies to:    State Street Bank and Trust Company
                                   225 Franklin Street
                                   Boston, Massachusetts  02110
                                   Attn:  Mr. Peter Sherwood

          17.9 MORTGAGEE PROTECTION


              (a) If, in connection with obtaining financing for the Project or any portion thereof, Lessor's lender shall request reasonable modifications to this Lease as a condition to such financing, Lessee shall not unreasonably withhold, delay or defer its consent to such modifications, provided such modifications do not adversely affect Lessee's rights or increase Lessee's obligations under this Lease.


              (b) Lessee agrees to give to any trust deed or mortgage holder ("Holder"), by prepaid certified mail, return receipt requested, at the same time as it is given to Lessor, a copy of any notice of default given to Lessor, provided that prior to such notice Lessee has been notified, in writing, (by way of notice of assignment of rents and leases, or otherwise) of the address of such Holder. Lessee further agrees that if Lessor shall have failed to cure such default within the time provided for in this Lease, then the Holder shall have an additional twenty (20) days after expiration of such period, or after receipt of such notice from Lessee (if such notice to the Holder is required by this PARAGRAPH 17.9(b)), whichever shall last occur, within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such twenty (20) days, any Holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary, to effect such cure), in which event this Lessee shall not be terminated.


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                                                                      Lessor   G
                                                                      Lessee   G

          17.10 WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.


          17.11 RECORDING. Lessee shall not record this Lease without Lessor's prior written consent, and such recordation shall, at the option of Lessor, constitute a non-curable default of Lessee hereunder.


          17.12 HOLDING OVER. If Lessee remains in possession of the Premises or any part thereof after the expiration of the Term hereof, without the written consent of Lessor, such occupancy shall be a tenancy at sufferance, for which Lessee shall pay a monthly base rental of one hundred twenty-five percent (125%) of the monthly base rental in effect immediately prior to the expiration of the Term plus all other charges payable hereunder, and upon all the terms hereof applicable to such a tenancy at sufferance.


          17.13 CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.


          17.14  COVENANTS  AND   CONDITIONS.   Each  provision  of  this  Lease
performable by Lessee shall be deemed both a covenant and a condition.


          17.15 BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting and subject to the provisions of PARAGRAPH 17.2, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of Arizona.


          17.16 SUBORDINATION.


              (a) Upon the receipt by Lessee of the "Nondisturbance Condition" (as defined below), this Lease shall be subordinate to any existing ground lease, mortgage, deed of trust, or any other hypothecation for security now in place upon the Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. If Lessor or any mortgagee, trustee, or ground lessor shall elect to have this Lease prior to the lien of a mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be automatically deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust, or ground lease or the date of recording thereof. This Lease shall be subject and subordinate to the lien of any mortgage, deed of trust, or lease in which Lessor hereafter becomes a tenant or is hereafter in force against the Project or the Premises and to all advances made or hereafter to be made upon the security thereof without the necessity of the execution and delivery of any further instruments on the part of Lessee to effectuate such subordination; provided that, as a condition to such subordination, the applicable lender or landlord executes an agreement that states that so long as no monetary or material default exists, the lender or landlord, as applicable, shall not disturb Lessee and shall recognize Lessee as the tenant under this Lease in the event of any foreclosure of the applicable loan or termination of the applicable lease (the "Nondisturbance Condition"). Such agreement may contain such other provisions as are customarily found in so-called "subordination, non-disturbance and attornment agreements" used by institutional lenders.


              (b) Lessee agrees to execute any other reasonable documents which are reasonably required to further evidence or effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be; provided, however, such other documents shall not increase the obligations or liabilities of Lessee under this Lease.



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                                                                      Lessor   G
                                                                      Lessee   G

          17.17 ATTORNEYS' FEES. If either party brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party shall be entitled to its reasonable attorneys' fees in any such action, on trial or appeal, to be paid by as fixed by the court.


          17.18 LESSOR'S ACCESS. Lessor and Lessor's agents shall have the right to enter the Premises, with 24 hours prior written notice, at reasonable times between 8 a.m. and 5 p.m. weekdays for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, consultants and other professionals and making such alterations, repairs, improvements, or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Notwithstanding the foregoing, Lessor shall only be able to access the Premises for the purpose of showing the Premises to prospective tenants during the last twelve (12) months of the Term. In connection with such entry and in connection with carrying out any of its responsibilities hereunder or its privileges as the owner of the Project, Lessor shall be entitled to erect such scaffolding and other necessary structures or equipment as reasonably may be required by the character of the work to be performed, provided that Lessor shall not unreasonably interfere with the conduct of Lessee's business. Except as specifically provided herein to the contrary, no entry by Lessor hereunder nor any work performed by Lessor to the Premises or the Project shall entitle Lessee to terminate this Lease or to a reduction or abatement of rent or other amounts owed by Lessee hereunder nor to any claim for damages. Lessor may at any time place on or about the Premises any ordinary "For Sale" and "For Lease" signs. Lessor and Lessor's agent shall have the right to enter the Premises at any time in the case of an emergency.


          17.19 SIGNS AND AUCTIONS. Lessee shall not place any sign upon the Premises or conduct any auction from the Premises without Lessor's prior written consent.


          17.20 MERGER. The voluntary or other surrender of this Lease by Lessee or a mutual cancellation thereof shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.


          17.21 AUTHORITY. If Lessee is a corporation, a limited liability company, partnership or other entity, each individual executing this Lease on behalf of said entity represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said entity, and that this Lease is binding upon said entity in accordance with its terms. If Lessee is a corporation, a limited liability company, partnership or other entity, Lessee shall deliver to Lessor, upon Lessee's execution of this Lease, evidence reasonably satisfactory to Lessor of the authority of the person(s) signing this Lease on behalf of Lessee to do so and that Lessee has approved entering into this Lease. Such evidence may include a certified copy of a resolution of the Board of Directors or members or partners of said entity authorizing or ratifying the execution of this Lease by a specific person(s) or other similar evidence.


          17.22 NSF CHECKS. There will be a $50.00 service charge payable to Lessor on all NSF checks, which charge shall be in addition to, and not in substitution for, any late charges and interest due hereunder.


18. PARKING AND COMMON AREAS. The Lessee, its agents, employees and invitees shall be entitled to park in common with other lessees of Lessor in the unreserved parking spaces within the Project providing that it agrees not to overburden the parking facilities of the Project and agrees to cooperate with the Lessor and other lessees in the use of the parking facilities. Notwithstanding the foregoing, Lessor shall designate and reserve three (3) parking spaces in the location depicted on Exhibit "A" attached hereto for Lessee's invitees. The Lessor specifically reserves the right, in its absolute discretion, to determine whether parking facilities are becoming overburdened and in such event to allocate the parking spaces among the Lessee and other lessees, their agents, employees, and business invitees using the parking facilities. However, in no event shall Lessee have less than its pro rata share of the number of parking spaces existing within the Project at the time of the Lease Commencement Date. All loading operations for receipt or shipment of goods, wares and merchandise by the Lessee shall be done in the rear of the Premises or in such area therein which is specifically designated in writing by the Lessor.


19. SAFETY. Lessee shall maintain on the Premises at all times during the Term hereof an adequate number, size and type of fire extinguishers as are appropriate to Lessee's business. Lessee will at all times adhere to good


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                                                                      Lessor   G
                                                                      Lessee   G
     safety practices or as may be required by safety inspectors. Lessee shall not suffer, permit or perform any acts on or about the Premises which will materially increase the existing rate of fire insurance. If the said insurance rate is increased by such an act, then the increased cost of such insurance shall be paid by Lessee to Lessor with the next succeeding installment of rental. Lessee, at its sole expense, shall comply with any and all requirements of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance covering the Premises, the Project or any portion thereof.


20. ATTORNMENT. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust covering the Premises, provided Lessee receives the Nondisturbance Condition, the Lessee shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Lessor under this Lease.


21. NO ACCESS TO ROOF. Lessee shall have no right of access to the roof of the Premises or the building in which the Premises are located and shall not install, repair or replace any aerial, fan, air conditioner, satellite dish, or other device on the roof of the Premises or the building in which the Premises are located without the prior written consent of Lessor which shall not be unreasonably withheld or delayed. Any aerial, fan, air conditioner, satellite dish or other or device installed without such written consent shall be subject to removal, at Lessee's expense, without notice, at any time. If Lessor grants Lessee written consent to install any aerial, fan, air conditioner, satellite dish or other device on the roof of the Premises or the building in which the Premises are located, then upon the expiration of the Term or the earlier termination of this Lease, Lessee shall, upon the request of Lessor, remove such aerial, fan, air conditioner, satellite dish or other device and repair any such damage caused by such removal, at Lessee's sole cost and expense.


22. SUCCESSORS AND ASSIGNS. Subject to any provisions hereof restricting assignment or subletting and subject to the provisions of PARAGRAPH 17.2, the covenants and conditions herein contained, inure to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.


23. FINANCIAL STATEMENTS. Within fifteen (15) days after Lessor's request, Lessee shall deliver to Lessor the current financial statements of Lessee, and financial statements of the two (2) years prior to the current financial statements year, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied. Such financial statement, balance sheet and profit and loss statement shall be certified as accurate by Lessee or a properly authorized representative of Lessee if Lessee is a corporation, partnership or other business entity.


24. NO ACCORD OR SATISFACTION. No payment by Lessee or receipt by Lessor of a lesser amount than the monthly rent and other sums due hereunder shall be deemed to be other than on account of the earliest rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or other sum or pursue any other remedy provided in this Lease.


25. ACCEPTANCE. This Lease shall only become effective and binding upon full execution hereof by Lessor and delivery of a fully executed copy to Lessee.


26. INABILITY TO PERFORM. This Lease and the obligations of the Lessee hereunder shall not be affected or impaired because the Lessor is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Lessor.


27. ALTERATIONS AND COMMON AREAS. Lessor shall have the right to make changes in the Common Areas or any part thereof, including, without limitation, changes in the location of driveways, entrances, exits, vehicular parking spaces and the direction of traffic flow, and designation of restricted

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                                                                      Lessor   G
                                                                      Lessee   G
     areas,  as Lessor deems necessary or advisable for the proper and efficient
     operation  and  maintenance  of  the  Common  Areas.   Notwithstanding  the
     foregoing, Lessor shall not make changes in the Common Areas which materially and adversely affect access to, or visibility of, the Premises, except temporarily during periods of construction.


28. REVISIONS OF EXHIBIT "A". It is expressly agreed that the depiction of the Premises, the Project and the Common Areas on Exhibit "A" does not constitute a representation, covenant, or warranty of any kind by Lessor, and Lessor reserves the right to change the size, location, type and number of buildings within the Project and the location, type, design and dimensions of the Common Areas.


29. OTHER TENANTS. Lessor reserves the absolute right to permit such other tenancies and businesses in the Project as Lessor, in the exercise of its sole business judgment, shall determine to best promote the interests of the Project. Lessee is not relying on the understanding, nor does Lessor represent, any specific lessee or number of lessees shall during the Term occupy any space in the Project. Lessee hereby waives all defenses arising from, and Lessor shall not be liable for damages arising from, any act or neglect of any other lessee or from Lessor's acts or omissions in enforcing any provision of its lease against another lessee, whether or not Lessor has notice of the offending lessee's disturbing or unlawful act or the opportunity to cure the disturbance by invoking its powers under such other lease.


30. NAME OF PROJECT. Lessor shall have the right to change the name of the Project upon not less than thirty (30) days prior written notice to Lessee. Lessee agrees that the name of the Project shall be the sole property of and belong to Lessor. From and after the termination or expiration of the Term for any reason whatsoever, Lessee shall cease using the name of the Project for any purpose.


31. JOINT OBLIGATION. If there be more than one Lessee, the obligations hereunder imposed shall be joint and several.


32. CONSENTS AND APPROVALS. Except as specifically otherwise stated herein, all consents or approvals requested of Lessor hereunder may be granted or denied by Lessor in its sole and absolute discretion.


33. BASIC TERMS SHEET. The Basic Terms Sheet to which this Lease is attached is for the convenience of the parties in quickly referencing certain of the basic terms of the Lease. It is not intended to serve as a complete summary of the Lease. In the event of any inconsistency between the Basic Terms Sheet and the Lease, the applicable Lease provision shall prevail and control.


34. SECURITY MEASURES. Lessee hereby acknowledges that the rent payable to Lessor hereunder does not include the cost of guard service or other security measures and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.


35. EXISTING LEASE OBLIGATION. Upon the happening of all of: (i) the occurrence of the Commencement Date; (ii) Lessee accepting possession of the Premises;
     (iii) Lessee  paying to Lessor the first month's  monthly base rental;  and
     (iv) Lessee paying to Lessor the security deposit provided for in PARAGRAPH 5, Lessor shall reimburse Lessee in the amount of $25,000 as and for all or a portion of Lessee's required payment to its existing landlord at Midpoint Business Plaza.


36. ADDITIONAL SPACE. Lessor and Lessee hereby agree that on or before the date that is thirty (30) days after the existing tenant vacates (the "Additional Space Delivery Date") the approximately 2,371 square feet of space located at 3708 East Columbia, Tucson, Arizona and shown on EXHIBIT "A" attached hereto (the "Additional Space"), provided Lessee is not in monetary or material default under this Lease, Lessor shall deliver to Lessee possession of the Additional Space. The monthly base rent per square foot for the Additional Space shall be eighty cents ($0.80) per rentable square

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                                                                      Lessor   G
                                                                      Lessee   G
     foot.  Such  monthly  base  rent  shall  be  increased   annually  on  each
     anniversary of the Commencement Date during the Term and any Extension Term by three percent (3%) over the monthly base rent in effect immediately prior to each such anniversary. On or before the date possession of the Additional Space is delivered to Lessee, Lessor and Lessee shall execute an amendment adding the Additional Space to this Lease and modifying Lessee's pro rata share as it applies to the CAM Amount, the Insurance Amount and the Real Property Tax. Lessor shall present the Premises to Lessee in a clean condition and (ii) the roof and the HVAC, electrical, plumbing, elevator and life safety systems serving the Premises shall be in good working order. If any of such systems are not in good working order as of the Additional Space Delivery Date, and if Lessee notifies Lessor of such fact within sixty (60) days after the Additional Space Delivery Date, Lessor shall, at its sole cost and expense, and not as a Total Common Area Charge, promptly and with reasonable diligence put the same in good working order. Other than as provided in this PARAGRAPH 36, Lessee shall accept the Additional Space in its "as-is" condition on the Additional Space Delivery Date and Lessor shall have no obligation to perform any repairs or improvements therein. Except as otherwise provided for in this PARAGRAPH 36, all other terms and conditions of this Lease shall apply to the Additional Space. Tenant shall commence payment of rent for the Additional Space and the term of the Additional Space shall commence on the date possession is actually delivered to Lessee. The lease term of the Additional Space shall expire on the Expiration Date.


37. IMPROVEMENTS TO THE PREMISES. Lessee shall have the right to construct additional offices and make other general improvements (the "Improvements") within the Premises. The location of the Improvements and Lessee's contractor are to be mutually agreed upon by Lessor and Lessee. Prior to the commencement of the construction of the Improvements, Lessee shall deliver to Lessor the final space plans and working drawings, if the latter are required by applicable laws (collectively, the "Plans") for Lessor's reasonable approval or disapproval of the same. Lessor shall reasonably approve or disapprove the Plans for the Improvements within three (3) business days after delivery of the Plans to Lessor. In the event Lessor reasonably disapproves the Plans, any necessary revisions shall be made and the Plans will be resubmitted to Lessor for Lessor's reasonable approval as set forth in this PARAGRAPH 37. The above process shall be repeated until the Plans are reasonably approved by Lessor. The Improvements shall be constructed in a good, workmanlike, and lien free manner. Lessor shall reimburse Lessee for the cost of the Improvements, up to a maximum of Thirty Thousand and No/100 Dollars ($30,000.00), upon Lessee submitting to
     Lessor: (i) paid invoices from Lessee's contractor; (ii) unconditional, final lien waivers from Lessee's contractor, all subcontractors and material suppliers involved in constructing the Improvements; and (iii) copies of any required building permits and certificates of occupancy for the Improvements.


38. TERMINATION OPTION. Provided Lessee satisfies each of the conditions set forth in this PARAGRAPH 38, Lessee shall have the option (the "Termination Option") to terminate this Lease effective as of March 1, 2003 (the "Termination Date"). In order to exercise the Termination Option, Lessee must satisfy the following conditions: (i) Lessee must give Lessor irrevocable written notice of its intention to terminate this Lease (the "Termination Notice"), which Termination Notice must be delivered to Lessor at least nine (9) months prior to the Termination Date, time being strictly of the essence; (ii) at the time of the Termination Notice, Lessee shall not be in default under this Lease beyond the expiration of applicable cure periods, or if Lessee is in default, Lessee shall cure such default within thirty (30) days after the Termination Notice, and (iii) Lessee pays to Lessor on the Termination Date, in immediately available funds, an amount equal to: (A) the sum of the monthly base rent, Insurance Amount, Real Property Tax Amount, CAM Amount, and rental tax on all of the foregoing, that would have been due for the one year period immediately following the Termination Date; and (B) the unamortized amount of (1) any leasing commissions paid by Lessor in connection with this Lease, and (2) costs paid to Lessee as reimbursement for the Improvements, using an interest rate of ten percent (10%) per annum. The amounts described in (A) and (B) shall be collectively referred to herein as the "Termination Fee." The parties agree that the Termination Fee is a good faith estimate of the damages Lessor would incur upon Lessee's exercise of the Termination Option, that the actual amount of such damages would be impossible or impracticable to determine, and that the same shall be deemed liquidated damages and not a penalty. The Termination Option is personal to PrimeSource Surgical, Inc. and may not be assigned by it or exercised by any party other than PrimeSource Surgical, Inc. The Termination Option shall automatically terminate upon an assignment of this Lease and any attempt to assign the Termination Option shall be void and of no effect. The Termination Option may not be exercised if Lessee has exercised an Extension Right pursuant to PARAGRAPH 39 below.


39. OPTION TO EXTEND TERM. Lessee shall have the option to extend the Term of this Lease upon the following terms and conditions:



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                                                                  Please Initial
                                                                      Lessor   G
                                                                      Lessee   G

          39.1 Lessee shall have two (2) options (each, an "Extension Right") to extend the Term of this Lease for one (1) year each (each, an "Extension Term"), and, except as expressly provided for in this Lease, each Extension Term shall be on the same terms and conditions as the Lease (excluding PARAGRAPH 37 above and this PARAGRAPH 39). During each Extension Term, the monthly base rent shall be the monthly base rent payable on the date immediately preceding the commencement of each Extension Term plus three percent (3%) of such amount. Monthly Base Rent shall be adjusted on the commencement of each Extension Term.


          39.2 The Extension Rights are not personal to the original Lessee and are assignable to any permitted assignee or transferee of this Lease.


          39.3 Each Extension Right is conditional upon Lessee giving Lessor written notice of its election to exercise each Extension Right at least six (6) months prior to the end of the expiration of the Term of this Lease or the first extended term of this Lease, as applicable, time being strictly of the essence. An Extension Right shall, at Lessor's sole option, not be deemed to be properly exercised if, at the time such Extension Right is exercised or on the scheduled commencement date for such Extension Term, Lessee is then in material default of this Lease.


The parties hereto have executed this Lease on the dates specified immediately adjacent to their respective signatures.

This Lease has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the Lessor or its agents or employees as to the legal effect or tax consequences of this Lease or the transaction relating thereto.



LESSOR:                                                             LESSEE:
------                                                              ------

Holualoa Butterfield Industrial, L.L.C.,                            PrimeSource Surgical, Inc.,
an Arizona limited liability company                                a Delaware corporation

By:      Holualoa Arizona, Inc., an Arizona
         corporation                                                By:  /s/ Michael Bayley
                                                                         ------------------------------
Its:     Manager
                                                                    Name:  Michael Bayley
                                                                         ------------------------------

         By: /s/  [Illegible]                                       Title:  Chief Financial Officer
            ------------------------------                           ------------------------------

         Name:  [Illegible]                                         Date:  March 1, 2000
            ------------------------------                           ------------------------------

         Title:  Vice President
            ------------------------------

         Date:  March 1, 2000
            ------------------------------




                                       25

                                                                  Please Initial
                                                                      Lessor   G
                                                                      Lessee   G

                                   EXHIBIT "A"

            SITE PLAN AND LESSEE'S DESIGNATED RESERVED PARKING SPACES



































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                                                                  Please Initial
                                                                      Lessor   G
                                                                      Lessee   G

                                   EXHIBIT "B"

                  FORM OF CONTRACTOR'S HOLD HARMLESS AGREEMENT

                                See the attached.































                                       27

                                                                  Please Initial
                                                                      Lessor   G
                                                                      Lessee   G